UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

Fellows Energy Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-33321	33-0967648
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1369 Forest Park Circle, Suite 202, Lafayette, Colorado 80026
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 926-4415

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 18, 2008, Fellows Energy, Ltd. (the “Company”) engaged the firm of Kelly Allen & Associates, Inc (“Kelly Allen & Associates”) to serve as its independent registered public accountants for the fiscal year ending December 31, 2007. On February 15, 2008, the Company notified Mendoza Berger and Company, LLP (“Mendoza Berger and Company”) that it was terminating Mendoza Berger and Company’s services. The decision to change accountants was recommended and approved by the Company’s Audit Committee and Board of Directors. The Company decided to switch its independent registered public accounting firm because of the new firm's intimate knowledge of the oil and gas industry.  The Company believes this firm's intimate knowledge of the oil and gas industry merits a transition to Kelly Allen & Associates.

During the two fiscal years ended December 31, 2006 and 2005, and through February 18, 2008, (i) there were no disagreements between the Company and Mendoza Berger and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Mendoza Berger and Company would have caused Mendoza Berger and Company to make reference to the matter in its reports on the Company’s financial statements, and (ii) except for Mendoza Berger and Company’s report on the Company's December 31, 2006 financial statements dated April 17, 2007, except for Note 2, which included an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, Mendoza Berger and Company’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. During the two fiscal years ended December 31, 2005 and 2006 and through February 18, 2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

During the two fiscal years ended December 31, 2006 and 2005 and through February 18, 2008, the Company has not consulted with Kelly Allen & Associates regarding either:

1.
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to Kelly Allen & Associates nor oral advice was provided that Kelly Allen & Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

On February 15, 2008, the Company provided Mendoza Berger and Company with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Mendoza Berger and Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description
16.1	Letter on change in certifying accountant dated February 18, 2008 from Mendoza Berger and Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fellows Energy Ltd.

Date: February 20, 2008	By: /s/ George S. Young
George S. Young
Chief Executive Officer